Intangible Assets	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets
20. INTANGIBLE ASSETS
a) Goodwill

			Group
	Cost	Accumulated impairment	Net book value
	£m	£m	£m
At 31 December 2019, 1 January 2020 and 31 December 2020	1,269	(66)	1,203

Impairment of goodwill
In 2020 and 2019, no impairment of goodwill was recognised. Goodwill is tested for impairment annually at 30 November, with a review for indicators of impairment at 30 June and 31 December. Goodwill is tested for impairment if reviews identify an indicator of impairment or when events or changes in circumstances dictate.
At 30 November 2020, the annual review identified the continuing uncertainty created by the Covid-19 pandemic and its potential impact on the carrying value of goodwill as indicators of impairment for all cash-generating units (CGUs). As a result, management performed an updated impairment test at 31 December 2020 for all CGUs.
Basis of the recoverable amount
The recoverable amount of all CGUs was determined based on its value in use (VIU) at each testing date for 2020 and 2019. For each CGU, the VIU is calculated by discounting management’s cash flow projections for the CGU. The cash flow projections also take account of increased internal capital allocations needed to achieve internal and regulatory capital targets including the leverage ratio. The key assumptions used in the VIU calculation for each CGU are set out below.
Key assumptions in the VIU calculation.

		Goodwill		Discount rate	Growth rate beyond initial cash flow projections
	2020	2019	2020	2019	2020	2019
CGU	£m	£m	%	%	%	%
Personal financial services	1,169	1,169	13.6	9.8	1.6	1.6
Private banking	30	30	8.9	9.8	1.6	1.6
Other	4	4	13.6	9.8	1.6	1.6
	1,203	1,203

The CGUs do not carry on their balance sheets any other intangible assets with indefinite useful lives.
Management’s judgement in estimating the cash flows of a CGU
The cash flow projections for the purpose of impairment testing for each CGU are derived from the latest 3-year plan presented to the Board. The Board challenges and endorses management’s planning assumptions in light of internal capital allocations needed to support Santander UK’s strategy, current market conditions and the macro-economic outlook. For the goodwill impairment tests conducted at 31 December 2020, the determination of the carrying value of the Personal Financial Services CGU was based on an allocation of regulatory capital and management’s cash flow projections until the end of 2023. The assumptions included in the cash flow projections reflect an allocation to the cost of capital to support future growth, as well as the expected impact of Covid-19 on the UK economic environment and the financial outlook within which the CGUs operate. The cash flow projections are supported by Santander UK’s base case economic scenario. For more on the base case economic scenario, including our forecasting approach and the assumptions in place at 31 December 2020, see the Credit risk – Santander UK group level section of the Risk review.
Cash flow projections for the purpose of impairment testing do not take account of any adverse outcomes arising from contingent liabilities (see Note 31), whose existence will be confirmed by uncertain future events or where any obligation is not probable or otherwise cannot be measured reliably, nor do they take account of the benefits arising from Santander UK’s transformation plans that had not yet been implemented or committed at 31 December 2020.
Discount rate
The rate used to discount the cash flows is based on the cost of equity assigned to each CGU, which is derived using a capital asset pricing model (CAPM). The CAPM depends on a number of inputs reflecting financial and economic variables, including the risk-free rate and a premium to reflect the inherent risk of the business being evaluated. These variables are based on the market’s assessment of the economic variables and management’s judgement.
Growth rate beyond initial cash flow projections
The growth rate for periods beyond the initial cash flow projections is used to extrapolate the cash flows in perpetuity because of the long-term perspective of CGUs. In line with the accounting requirements, management uses the UK Government’s official estimate of UK long-term average GDP growth rate, as this is lower than management's estimate of the long-term average growth rate of the business.
Sensitivities of key assumptions in calculating VIU
The VIU of each CGU remains higher than the carrying value of the related goodwill. However, at 31 December 2020, the Personal Financial Services CGU was sensitive to reasonably possible changes in the key assumptions supporting the recoverable amount, although no reasonably possible changes in any of the key assumptions would have resulted in an impairment.
The table below presents a summary of the key assumptions underlying the most sensitive inputs to the model for the Personal Financial Services CGU, the key risks associated with each and details of a reasonably possible change in assumptions that could result in an impairment.
The VIU calculation is not sensitive to the UK long-term average GDP growth rate assumption given the amount of headroom as the increased profit after tax generated by growth of the business is mostly offset by the need to retain more profit to meet increased regulatory capital requirements driven by the growth in assets.
Reasonably possible changes in key assumptions

CGU	Input	Key assumptions	Associated risks	Reasonably possible change
Personal Financial Services	–Cash flow projections	–BoE Bank Rate –UK house price growth –UK mortgage loan market growth –UK unemployment rate –Position in the market –Regulatory capital levels.	–Uncertain market outlook –Persistent low interest rate environment –Customer remediation and regulatory action outcomes –Uncertain regulatory capital requirements.	–Cash flow projections decrease by 5%.
	–Discount rate	–Discount rate used is a reasonable estimate of a suitable market rate for the profile of the business.	–Market rates of interest rise.	–Discount rate increases by 100 basis points.
Sensitivity of VIU changes to current assumptions to achieve nil headroom
Although there was no impairment of goodwill at 31 December 2020, the amount by which the Personal Financial Services CGU’s recoverable amount exceeds the carrying value (the headroom) reduced and the test is now sensitive to some of the assumptions used. The changes in assumptions detailed below for the discount rate and cash flow projections would eliminate the current headroom. As a result, there is a risk of impairment in the future should business performance or economic factors diverge from forecasts.
The sensitivity analysis presented below has been prepared on the basis that a change in each key assumption would not have a consequential impact on other assumptions used in the impairment review. However, due to the interrelationships between some of the assumptions, a change in one of the assumptions might impact one or more of the other assumptions and could result in a larger or smaller overall impact.

	Carrying value	Value in use	Headroom	Increase in post tax discount rate	Decrease in cash flows
CGU	£m	£m	£m	bps	%
Personal Financial Services	6,758	8,602	1,844	239	22

At 31 December 2019, there were no reasonably possible changes in any of the key assumptions that would have resulted in an impairment.
b) Other intangibles

			Group
		Accumulated amortisation/ impairment	Net book value
	Cost
	£m	£m	£m
At 1 January 2020	1,249	(686)	563
Additions	102	—	102
Disposals	(47)	47	—
Charge	—	(197)	(197)
Impairment	—	(25)	(25)
At 31 December 2020	1,304	(861)	443

At 1 January 2019	1,090	(485)	605
Additions	173	—	173
Disposals	(14)	—	(14)
Charge	—	(191)	(191)
Impairment	—	(10)	(10)
At 31 December 2019	1,249	(686)	563
Other intangibles which consist of computer software, include computer software under development of £99m (2019: £197m), of which £68m is internally generated (2019: £123m).